Loans, Borrowings, Leases obligations and other financial liabilities (Details) - Schedule of Loans, Borrowings & Lease liabilities - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Non-current loans and borrowings
Loans	[1]	$ 7,490	$ 10,279
Convertible loans		161	0
Lease liabilities	[2]	2,624	2,017
Total non-current loans and borrowings		10,275	12,296
Current loans and borrowings
Loans		4,170	2,818
Convertible loans		271	0
Lease liabilities		840	757
Total current loans and borrowings		$ 5,281	$ 3,575

[1]	The ending balance of $10.3 million as of December 31, 2020, includes the fair value of the derivative financial liability of the initial drawdown fee for an amount of $713,000 which has been presented separately a long-term derivative financial liability which is discussed below.
[2]	the evolution in the right of use assets is further disclosed in note 10.